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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         October 7, 1999
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                          IMCLONE SYSTEMS INCORPORATED
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               (Exact name of Registrant as Specified in Charter)

          Delaware                     0-19612                    04-2834797
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(State or Other Jurisdiction      (Commission File              (IRS Employer
     of Incorporation)                 Number)               Identification No.)


         180 Varick Street
         New York, New York                                          10014
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(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code       (212) 645-1405
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                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

     On October 7, 1999, ImClone Systems Incorporated issued a press release, a copy of which is attached as Exhibit 99.1 and incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits

         99.1     Press Release dated October 7, 1999.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            IMCLONE SYSTEMS
                                            INCORPORATED


                                            By:   /s/ John B. Landes
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                                               Name:  John B. Landes
                                               Title: Vice President, Business
                                                      Development and General
                                                      Counsel
October 7, 1999


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                                 EXHIBIT INDEX


99.1     Press Release dated October 7, 1999.